SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                ALAMO GROUP, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                            [ALAMO GROUP INC. LOGO]



                                ALAMO GROUP INC.
                               1502 E. WALNUT ST.
                               SEGUIN, TEXAS 78155


Dear Fellow Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Alamo Group Inc. to be held on Tuesday, August 31, 1999, at 8:30 a.m., on the 6th Floor of the Bank of America Plaza, 300 Convent Street, San Antonio, Texas. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the Stockholders.

Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided as soon as possible. If you attend the meeting, you may revoke your proxy and vote in person.

Thank you for your support and we hope to see you at the meeting.



                                    Donald J. Douglass
                                    Chairman of the Board


Dated:  July 30, 1999

                                ALAMO GROUP INC.
                               1502 E. WALNUT ST.
                               SEGUIN, TEXAS 78155

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1999


To the Stockholders of
Alamo Group Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held on the 6th Floor of the Bank of America Plaza, 300 Convent Street, San Antonio, Texas, on Tuesday, August 31, 1999, at 8:30 a.m., local time, for the following purposes:

(1) To approve the Company's 1999 Non-Qualified Stock Option Plan; and

(2) To approve the Company's Amended and Restated 1994 Incentive Stock Option Plan.

In accordance with the By-Laws of the Company, the Board of Directors has fixed the record date for the meeting at July 23, 1999. Only Stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

Stockholders who do not expect to attend the meeting in person are urged to complete the enclosed proxy, sign and return it promptly to the Company. A return envelope is enclosed for that purpose.




                                          By Order of the Board of Directors



                                          Robert H. George
                                          Secretary

Dated:  July 30, 1999

                                ALAMO GROUP INC.
                               1502 E. WALNUT ST.
                               SEGUIN, TEXAS 78155


                                 PROXY STATEMENT

The accompanying Proxy is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company"), to be voted at the Special Meeting of Stockholders to be held on August 31, 1999, and at any adjournments thereof. The meeting will be held at 8:30 a.m., on the 6th Floor of the Bank of America Plaza, 300 Convent Street, San Antonio, Texas. The Company will bear the cost of the solicitation of proxies, which is expected to be made by mail. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about July 30, 1999.

                               VOTING AND PROXIES

Only holders of record of common stock of the Company at the close of business on July 23, 1999, shall be entitled to vote at the meeting. There were 9,735,759 shares of common stock, par value $.10 per share ("Common Stock"), of the Company issued and outstanding on the record date. Each share of Common Stock is entitled to one vote. Any Stockholder giving a proxy has the power to revoke the same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting of Stockholders and any adjournment thereof. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of outstanding shares of Common Stock present at the meeting in person or by proxy, voting together, is necessary for the approval of the Amended and Restated 1994 Incentive Stock Option Plan and the 1999 Non-Qualified Stock Option Plan.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the meeting. A quorum for the transaction of business at the Special Meeting requires representation, in person or by proxy, of a majority of the issued and outstanding shares. The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote. Abstentions will thus be the equivalent of negative votes. If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                    ITEM 1: APPROVAL OF THE ALAMO GROUP INC.
                            1999 NON-QUALIFIED STOCK OPTION PLAN

BACKROUND

The Board of Directors wishes to provide for additional shares of Common Stock to be available for grant of options to key employees. Therefore, on July 7, 1999, the Board of Directors adopted, subject to stockholder approval, the Alamo Group Inc. 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") for executive, managerial, professional or technical employees of the Company, and reserved 400,000 shares of Common Stock for issuance pursuant to stock options.

Also on July 7, 1999, conditioned on the approval of the 1999 NQSO Plan by stockholders, the Compensation Committee of the Board of Directors granted an option to purchase up to 200,000 shares of the Company's Common Stock to Ronald
A. Robinson, President and CEO of the Company. The exercise price for these shares is $8.9375 per share, being the closing price of the Company's Common Stock on the Grant Date. The option was granted to Mr. Robinson as part of the compensation package that was negotiated when Mr. Robinson accepted employment with the Company. The balance of the shares are available for grant to key employees at a later date.

SUMMARY OF THE 1999 NQSO PLAN FEATURE

The following summary of the 1999 NQSO Plan is qualified in its entirety by reference to the text of the 1999 Non-Qualified Stock Option Plan which is set forth in Exhibit A to this Proxy Statement.

(1) The purpose of the 1999 NQSO Plan is to provide an incentive to certain employees who contribute significantly to the strategic and long term performance objectives and growth of the Company.

(2) The 1999 NQSO Plan will be administered by the Compensation Committee. The Committee shall have the power to select the individuals to whom options will be granted, and will interpret the provisions of the 1999 NQSO Plan. Presently all members of the Compensation Committee are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and "nonemployee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

(3) The number of shares of Common Stock authorized for issuance under the 1999 NQSO Plan is 400,000, subject to adjustment in the event of stock splits, recapitalization or other similar events affecting the Common Stock. Shares of Common Stock to be issued upon the exercise of options may be original issue or treasury shares. Shares of Common Stock which terminate without being exercised will again be available for option grants.

(4) The 1999 NQSO Plan will remain in effect until all shares of Common Stock reserved for issuance have been purchased except that no options may be granted later than 10 years after the effective date.

(5) The option price of each share purchasable under any option granted under the 1999 NQSO shall not be less than 100% of the fair market value thereof, at the time the option is granted. Fair market value shall be defined as:
     (i) the closing price of the Company's stock on the Grant Date if the Common Stock is listed on a national securities exchange

     (which term shall include the NASDAQ market); (ii) the average of the highest bid and lowest ask prices at the close of business in the over-the-counter market if the Common Stock is not listed on a national securities exchange; or (iii) the price determined by the Compensation Committee of the Board of Directors in good faith based on financial and other information available if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market.

(6) Options may be granted under the 1999 NQSO Plan for a period of 10 years from the date the 1999 NQSO Plan is approved by the shareholders, which date shall be the effective date. The term of each option will be for a period of 10 years. The options vest over a period of 5 years -- twenty percent (20%) per year.

(7) Each outstanding option granted under the 1999 NQSO Plan shall become exercisable upon the occurrence of certain events: (i) the Company having called a meeting of its shareholders to vote upon a transaction or series of transactions resulting in a corporate merger, consolidation or sale of substantially all of the assets of the Company; (ii) any person, corporation or group (excluding certain persons) become the beneficial owner of more than 50% of the votes entitled to be cast to elect Directors of the Company; or (iii) the members of the Board of Directors of the Company as of the effective date, or their nominees or appointees, cease to constitute a majority of the Board of Directors.

(8) In the event the Common Stock is changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of merger, consolidation, exchange, reorganization, recapitalization, reclassification, combination of shares, stock split-ups, or stock dividends: (i) the number and kind of shares subject to outstanding options granted under the 1999 NQSO Plan shall be adjusted as may be appropriate; (ii) rights under outstanding options both as to number of subject shares and option price shall be adjusted as may be appropriate;
     (iii) where dissolution or liquidation of the Company is involved, each outstanding option granted under the 1999 NQSO Plan shall terminate but the holder of the option shall have the right prior to any such dissolution or liquidation to exercise the option in full; and (iv) where merger, consolidation or exchange of shares is involved, each holder of an outstanding option granted under the 1999 NQSO Plan shall be entitled, upon exercise of the option, to receive such shares of stock or other securities or consideration as the holders of Common Stock received pursuant to the terms of the merger, consolidation or exchange of shares.

                  THE BOARD HAS UNANIMOUSLY APPROVED ITEM 1
               AND RECOMMENDS ITS APPROVAL BY THE STOCKHOLDERS


                   ITEM 2: APPROVAL OF THE ALAMO GROUP INC.
                           AMENDED AND RESTATED 1994 INCENTIVE
                           STOCK OPTION PLAN


BACKROUND

In order to conform applicable provisions to the 1999 NQSO Plan and to clarify ambiguities which may have existed in and with the 1994 Incentive Stock Option Plan ("1994 ISO Plan"), the Board of Directors on July 7, 1999, adopted, subject to stockholder approval, the Alamo Group Inc. Amended and Restated 1994 Incentive Stock Option Plan ("Amended 1994 ISO Plan"). The 1994 ISO Plan was approved by the stockholders on April 28, 1994. To the extent there may be ambiguities, the amendments to the 1994 ISO Plan are for purposes of clarification. The clarifying amendments fairly state and represent the manner in which the 1994 ISO Plan has been interpreted and administered by the Compensation Committee of the Board of Directors since its approval in 1994.

On July 7, 1999, conditioned on the approval of the Amended 1994 ISO Plan by stockholders, the Compensation Committee of the Board of Directors granted an option to purchase up to 50,000 shares of the Company's Common Stock to Ronald
A. Robinson, President and CEO of the Company. The exercise price for these shares is $8.9375 per share, being the closing price of the Company's Common Stock on the Grant Date. The option was granted to Mr. Robinson as part of the compensation package negotiated when Mr. Robinson accepted employment with the Company.

SUMMARY OF AMENDMENTS TO 1994 ISO PLAN

The following summary of the material amendments to the 1994 ISO Plan is qualified in its entirety by reference to the text of the Alamo Group Inc. Amended and Restated 1994 Incentive Stock Option Plan which is set forth in Exhibit B to this Proxy Statement.

(1) Fair market value, for purposes of determining option price, shall be defined as: (i) the closing price of the Company's stock on the Grant Date if the Common Stock is listed on a national securities exchange (which term shall include the NASDAQ market); (ii) the average of the highest bid and lowest ask prices at the close of business in the over-the-counter market if the Common Stock is not listed on a national securities exchange; or (iii) the price determined by the Compensation Committee of the Board of Directors in good faith based on financial and other information available if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market.

(2) An Optionee forfeits the right to exercise his or her option (with respect to any shares representing vested options that are not exercised) where after the first year the Optionee does not annually exercise options and purchase a number of shares equal to at least five percent (5%) of the number of shares granted previously under the option (as may be adjusted after the first year).

(3) The Exercise Period applicable to each option shall commence on the anniversary of the Grant Date and end at the close of business on a date thirty (30) days thereafter for each year.

(4) Each outstanding option granted under the Amended 1994 ISO Plan shall become exercisable upon the occurrence of certain events: (i) the Company having called a meeting of its shareholders to vote upon a transaction or series of transactions resulting in a corporate merger, consolidation or sale of substantially all of the assets of the Company; (ii) any person, corporation or group (excluding certain persons) become the beneficial owner of more than 50% of the votes entitled to be cast to elect Directors of the Company; or (iii) the members of the Board of Directors of the Company as of the effective date, or their nominees or appointees, cease to constitute a majority of the Board of Directors.

(5) In the event the Common Stock is changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of merger, consolidation, exchange, reorganization, recapitalization, reclassification, combination of shares, stock split-ups, or stock dividends: (i) the number and kind of shares subject to outstanding options granted under the Amended 1994 ISO Plan shall be adjusted as may be appropriate; (ii) rights under outstanding options both as to number of subject shares and option price shall be adjusted as may be appropriate; (iii) where dissolution or liquidation of the Company is involved, each outstanding option granted under the Amended 1994 ISO Plan shall terminate but the holder of the option shall have the right prior to any such dissolution or liquidation to exercise the option in full; and (iv) where merger, consolidation or exchange of shares is involved, each holder of an outstanding option granted under the Amended 1994 ISO Plan shall be entitled, upon exercise of the option, to receive such shares of stock or other securities or consideration as the holders of Common Stock received pursuant to the terms of the merger, consolidation or exchange of shares.

                  THE BOARD HAS UNANIMOUSLY APPROVED ITEM 2
               AND RECOMMENDS ITS APPROVAL BY THE STOCKHOLDERS

                               PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefore.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

                                  OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company.



                                    By Order of the Board of Directors



                                    Robert H. George
                                    Secretary

Dated:  July 30, 1999

                                                                       EXHIBIT A


                               ALAMO GROUP INC.

                     1999 NON-QUALIFIED STOCK OPTION PLAN

      ALAMO GROUP INC., a Delaware corporation (the "Company"), hereby formulates and adopts the following 1999 Non-Qualified Stock Option Plan (the "Plan") for employees of the Company and its direct and indirect subsidiaries.

      1. PURPOSE. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees of the Company and its direct and indirect subsidiaries who are important to the success and the growth of the business of the Company and its direct and indirect subsidiaries, and to help the Company and its direct and indirect subsidiaries secure and retain the services of such key employees.

      2. ADMINISTRATION OF PLAN.

            (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company, as appointed from time to time by at least a majority of the whole Board of Directors. The Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The appointment or service of any member of the Committee shall immediately and automatically terminate in the event such member is not or ceases to be a disinterested person.

            (b) The Committee shall have the authority: (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to paragraph 14,
(iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and
(vi) to amend the Plan to reflect changes in applicable law.

            (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and any action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

            (d) The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be conclusive and binding.

            (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

      3. GRANT OF OPTIONS. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted and the terms thereof. In determining the key employees to whom options shall be granted and the terms thereof, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its direct and indirect subsidiaries and such other factors as the Committee may deem proper and relevant.

      4. EMPLOYEES ELIGIBLE. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its direct and indirect subsidiaries. Employees who are also officers or directors of the Company or its direct and indirect subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan. An employee receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include his employment with the Company or any of its direct and indirect subsidiaries.

      5. STOCK SUBJECT TO OPTIONS. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 400,000. If and to the extent that options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan. Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both. There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan. In no event shall any key employee receiving stock options under this Plan receive options for more than 400,000 shares of the Company's Common Stock during the period of the Plan set forth in paragraph 7 below.

      6. OPTION PRICE. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be determined by the Committee and shall be set forth in the Plan Agreement. In no event shall the option price be less than 100% of the fair market value of the Common Stock at the time the option is granted. The fair market value shall be (i) if the Common Stock is listed on a national securities exchange (which term shall include the Nasdaq Stock Market), the last reported sales price of the Common Stock on such exchange on the date on which the option is granted (or if there shall be no trading on such date, then on the next previous date on which there shall have been trading of the Common Stock); (ii) if the Common Stock is not listed on a national securities exchange, the average of the highest bid and the lowest ask prices at the close of business in the over-the-counter market on the date on which the option is granted; or (iii) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee in good faith on the basis of financial information and information regarding recent sales of Common Stock available to it, using any reasonable valuation method. The Committee's determination of the fair market value shall be conclusive and the purchase price of shares of Common Stock under each option shall be set forth in the minutes of the meeting of the Committee.

      7. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under this Plan at any time and from time to time prior to July 6, 2009, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time by the Committee, except with respect to any options then outstanding under this Plan. No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

      8. EXERCISABILITY AND DURATION OF OPTIONS.

            (a) Except as otherwise determined by the Committee, in its discretion, any option granted under this Plan shall become exercisable as follows. After the expiration of one year following the date on which any such option is granted, such option may be exercised as to up to twenty percent (20%) of the total number of shares covered thereby. An additional twenty percent (20%) of the shares subject to such option shall become exercisable on each anniversary date of the grant of said option until all of the shares subject to the option have become exercisable.

            (b) As to any employee who is granted an option hereunder, the unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (1) The expiration of ten (10) years from the date on which such option was granted;

                  (2) The expiration of six (6) months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the 30-day period following the date of termination of such employment, but not later than one year after the Optionee's death;

                  (3) The expiration of thirty (30) days from the date of the termination of the Optionee's employment with the Company; provided, however, that in the event of the termination of the Optionee's employment with the Company for cause, this option shall automatically terminate. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) in the event the Optionee is indicted or convicted of a felony.

                  (4) The expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide upon the granting thereof.

      9. EXERCISE OF OPTIONS. The option granted herein shall be exercised by the Optionee (or by his executors or administrators, as provided in paragraph 8(b)(2)) as to all or part of the shares covered by the Option, by giving written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being pur chased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

            The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within ten (10) business days after the exercise date.

            An amount equal to the income taxes required to be withheld by the Company from the Optionee with respect to such exercise must be paid to the Company on the date of such delivery.

      10. NONTRANSFERABILITY OF OPTIONS. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than to the Optionee's executors or administrators by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employer Retirement Income Security Act, or the rules thereunder. During the lifetime of an Optionee, he alone may exercise his options.

            In the event of the Optionee's death during his employment with the Company, or during the 30-day period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(b)(2), only by his executors or administrators.

      11. RIGHTS OF OPTIONEE. Neither the Optionee nor his executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

      12. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its direct and indirect subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its direct and indirect subsidiaries and the Optionee.

      13.   CHANGE IN CONTROL; ANTIDILUTION.

            (a) Notwithstanding any provision of the Plan to the contrary, each outstanding Option granted hereunder shall become and remain exercisable in full for its term,

                  (1) on the date 10 days prior to the record date for a meeting of shareholders of the Company called for the purpose of voting upon any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) pursuant to which the Company would become a subsidiary of another corporation or merged or consolidated with or into another corporation, or would engage in an exchange of shares with another corporation, or substantially all of the assets of the Company would be sold to or acquired by another person, corporation or group of associated persons acting in concert; or

                  (2) on the date upon which any person, corporation or group of associated persons acting in concert, excluding any persons who have then been owners of 10% or more of the Common Stock of the Company for a continuous period of at least ten (10) years, becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than 50% of the votes then entitled to be cast at a meeting for the purpose of electing Directors of the Company; or

                  (3) on the date upon which the persons who are members of the Board of Directors of the Company as of the effective date of the Plan (the "Original Directors"), cease to constitute a majority of the Board of Directors; provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director for all purposes of this paragraph 13(a)(3).

The Company shall use its best efforts to notify each holder of an option of his rights under this paragraph 13(a) within a reasonable period of time prior to the date or effective date of any transaction or event described above.

            (b) In the event that the Common Stock of the Company subject to options granted hereunder is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, exchange of shares, other reorganization, recapitalization, reclassification, combination of shares, stock split-ups or stock dividends,

                  (1) the aggregate number and kind of shares subject to outstanding options granted hereunder shall be adjusted appropriately;

                  (2) rights under outstanding options granted hereunder, both as to the number of subject shares and with respect to options, the option price, shall be adjusted appropriately;

                  (3) where dissolution or liquidation of the Company is involved, each outstanding option granted hereunder shall terminate, but the holder of an option shall have the right, immediately prior to such dissolution or liquidation to exercise his option in full, notwithstanding the provisions of paragraph 8 (but subject to the other terms and conditions of this Plan) and the Company shall notify each holder of an option of such right within a reasonable period of time prior to any such dissolution or liquidation; and

                  (4) where any merger, consolidation or exchange of shares is involved from and after the effective time of such merger, consolidation or exchange of shares, each holder of an option shall be entitled, upon exercise of his option in accordance with all of the terms and conditions of this Plan, to receive in lieu of Common Stock of the Company, shares of such stock or other securities or consideration as the holders of Common Stock of the Company received pursuant to the terms of the merger, consolidation or exchange of shares.

The adjustments contained in clauses (1), (2), (3) and (4) of this subsection
(b) and the manner of application of such provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

      14. FORM OF AGREEMENTS WITH OPTIONEES. Each option granted under this Plan shall be evidenced by an agreement (the "Plan Agreement") substantially in the form annexed hereto as Exhibit "A" with such modifications or additions, not inconsistent with the provisions of this Plan as the Committee shall provide.

      15. PURCHASE FOR INVESTMENT AND LEGALITY. The Optionee, by his acceptance of any option granted under this Plan, shall represent and warrant to the Company that his purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is without such representation and warranty exempt from registration under such Act.

            The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 (the "1934 Act"), state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

            The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

            Notwithstanding the foregoing, prior to such time as an option granted under this Plan may be exercised, if the Company is registered under the 1934 Act, the Company shall register the Common Stock subject to the Plan with the Securities and Exchange Commission on Form S-8, or on such form as then applicable.

      16. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon its adoption by the Board of Directors and the approval thereof by the stockholders of the Company. No option granted hereunder may be exercised prior to approval of the Plan by the stockholders of the Company.

                              E X H I B I T  "A"

                               ALAMO GROUP INC.

                                 STOCK OPTION

      KNOW ALL MEN BY THESE PRESENTS: That ALAMO GROUP INC. (the "Company") having adopted a 1999 Non-Qualified Stock Option Plan (the "Plan"), hereby grants to ___________________ (the "Optionee") the right and option to purchase ________________ shares of the Common Stock of the Company on the following terms and conditions:

      1. EXERCISE OF OPTION. This option shall become exercisable as follows. After the expiration of one year following the date on which this option is granted, this option may be exercised as to up to twenty percent (20%) of the total number of shares covered hereby. An additional twenty percent (20%) of the shares subject to this option shall become exercisable on each anniversary date of the grant hereof until all of the shares subject hereto have become exercisable.

            The option shall be exercised by the Optionee as to all or part of the shares covered hereby, by the giving of written notice of such exercise to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day, (the "exercise date") not more than five (5) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice.

      2. OPTION PRICE. The purchase price of the shares which may be purchased pursuant to the option granted herein shall be $______ per share.

      3. RIGHTS OF OPTIONEE. Neither the Optionee nor his executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to this option until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      4. NONTRANSFERABILITY OF OPTION. The option granted herein shall not be transferable by the Optionee other than to his executors or administrators by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employer Retirement Income Security Act, or the rules thereunder. During the Optionee's lifetime, this option shall be exercisable only by Optionee.

      5. ADJUSTMENTS TO OPTION UPON CHANGE IN CONTROL, CHANGES IN CAPITALIZATION, ETC. In the event of any stock split, stock dividend, reclassification, or capitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of this option is outstanding but unexercised, the Committee appointed under the Plan shall make such adjustments in the character and number of shares subject to such unexercised portion of this option, and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to this option immediately prior to such change; provided that no adjustment shall give the Optionee any additional benefits under this option. In no event shall any key employee receiving stock options under this Plan receive options for more than 400,000 shares of the Company's Common Stock during the period of the Plan set forth in paragraph 7 below.

            If the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee appointed under the Plan or the Board of Directors of the Company or any surviving or acquiring corporation: (i) shall take such action as is equitable and appropriate to substitute a new option for this option, or to assume this option, in order to make the new option, as nearly as may be practicable, equivalent to this option, or (ii) shall require that the option be exercised. Notwithstanding the foregoing, upon the occurrence of a change of control of the Company as provided in paragraph 13(a) of the Plan, the terms of paragraph 13 of the Plan shall apply to this Option.

      6. TERMINATION OF OPTION. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earliest of the following to occur:

            (a) the expiration of ten (10) years from the date on which this option is granted;

            (b) the expiration of six (6) months after the issuance of letters testamentary or letters of administration to the executor or administrator of the Optionee if the Optionee's death occurs either during his employment with the Company or during the 30-day period following the date of termination of such employment, but not later than one year after the Optionee's death;

            (c) the expiration of thirty (30) days from the date of the termination of the Optionee's employment with the Company; provided, however, that in the event of the termination of the Optionee's employment with the Company for cause, this option shall automatically terminate. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) in the event the Optionee is indicted or convicted of a felony;

            (d) the occurrence of the event or the expiration of the period set forth in Annex 1 hereto.

      In the event of the Optionee's death during his employment with the Company, or during the 30-day period following the date of termination of such employment pursuant to paragraph 6(b), this option shall thereafter be exercisable, as provided in paragraph 6(b), only by his executors or administrators.

            The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within ten (10) business days after the exercise date.

      7. SECURITIES LAWS REPRESENTATIONS AND RESTRICTIONS. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration state ment under the Securities Act of 1933 or without such representation and warranty is exempt from registration under such Act.

            The Optionee agrees that the obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

            The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

      8. EMPLOYMENT WITH THE COMPANY. As used herein, the term "employment with the Company" shall include employment with the Company or with any of its direct and indirect subsidiaries.

      IN WITNESS WHEREOF, the Company has caused these presents to be signed by its officer duly authorized thereto this _____ day of ________________, _____.


                                    ALAMO GROUP INC.


                                    By: _____________________________________
                                          _____________________, President

ATTEST:

__________________________
      Secretary

                                    ACCEPTED AND AGREED TO:

                                    _________________________________
                                    OPTIONEE

      ANNEX 1:

      ADDITIONAL CONDITIONS.

                                                                       EXHIBIT B


                               ALAMO GROUP INC.

                             AMENDED AND RESTATED
                       1994 INCENTIVE STOCK OPTION PLAN

      Previously ALAMO GROUP INC., a Delaware corporation (the "Company"), formulated and adopted its 1994 Incentive Stock Option Plan for employees of the Company and its subsidiaries. Such plan is hereby amended and restated as follows (the "Plan"):

      1. PURPOSE. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees of the Company and its subsidiaries who are important to the success and the growth of the business of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees. The Plan shall be administered so as to qualify the options as "incentive stock options" under ss.422 of the Internal Revenue Code, as amended.

      2. COMPENSATION COMMITTEE. Subject to the provisions of paragraph 4, this Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company, as appointed from time to time by at least a majority of the whole Board of Directors. The Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The appointment or service of any member of the Committee shall immediately and automatically terminate in the event such member is not or ceases to be a disinterested person.

      3. GRANT OF OPTIONS. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, and the number of shares that may be purchased under each option and the option price. The Committee shall also have the authority to determine the effective date of the grant ("Grant Date").

      In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant.

      4. EMPLOYEES ELIGIBLE. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not, by reason of such offices, be ineligible to receive options under this Plan; provided, however, that no member of the Committee shall be eligible to receive options under this Plan.

            An Employee receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include his employment with the Company or any of its subsidiaries.

      5. STOCK SUBJECT TO OPTIONS. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 300,000. If, and to the extent that options granted under this Plan terminate or expire without having been exercised, including the shares forfeited as a result of an adjustment or forfeiture under paragraph 8, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

      Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

      There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

      6. OPTION PRICE. The option price of each share of Common Stock purchasable under any option granted under this Plan shall not be less than the fair market value thereof at the time the option is granted and shall be set forth in the stock option agreement; PROVIDED, HOWEVER, that the option price for any share of Common Stock purchasable under an option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiary corporations, shall be one hundred ten percent (110%) of the fair market value at the time the option is granted. In no event shall the option price be less than 100% of the fair market value of the Common Stock at the time the option is granted. The fair market value shall be (i) if the Common Stock is listed on a national securities exchange (which term shall include the Nasdaq Stock Market), the last reported sales price of the Common Stock on such exchange on the date on which the option is granted (or if there shall be no trading on such date, then on the next previous date on which there shall have been trading of the Common Stock); (ii) if the Common Stock is not listed on a national securities exchange, the average of the highest bid and the lowest ask prices at the close of business in the over-the-counter market on the date on which the option is granted; or (iii) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee in good faith on the basis of financial information and information regarding recent sales of Common Stock available to it, using any reasonable valuation method. The Committee's determination of the fair market value shall be conclusive and the purchase price of shares of Common Stock under each option shall be set forth in the minutes of the meeting of the Committee.

      7. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under this Plan at any time and from time to time, prior to ten years from the effective date of this Plan, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or forfeited or have expired. This Plan may be terminated or modified at any time prior to ten (10) years from the effective date of this Plan by the

Board of Directors, except to the extent restricted by ss.422 of the Internal Revenue Code, as amended, and the regulations promulgated thereunder, or Rule 16b-3 of the Securities Exchange Act of 1934, each of which require shareholder approval of certain amendments.

      No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

      8. EXERCISABILITY AND DURATION OF OPTIONS.

            (a) After the expiration of one (1) year following the Grant Date, the Optionee shall have the right to exercise up to twenty percent (20%) of the total shares granted under the option; provided, however, that any exercise of less than five percent (5%) of the total shares covered under any said option must be for a number of shares equal to either one percent (1%), two percent (2%), three percent (3%), or four percent (4%) of the total number of shares granted under such option.

            (b) After the expiration of one (1) year following the Grant Date, should an Optionee exercise an option for a number of shares equal to less than five percent (5%) of the total number of shares granted under such option, then the option shall be retroactively adjusted downward to an amount of shares equal to the total number of shares covered thereby on such Grant Date multiplied by the percent exercised divided by five percent (5%). For instance, if an Optionee elects to exercise only four percent (4%) of the Optionee's original grant of 10,000 shares in the Exercise Period as defined in paragraph 9(a) immediately after the first year, the Optionee's original grant is reduced to 8,000 shares (10,000 x 4%/5%). After the expiration of each year following the expiration of one (1) year from the Grant Date, an annual exercise during the Exercise Period as defined in Section 9(a) of a number of shares equal to less than five percent (5%) of the number of shares granted under the option as adjusted pursuant to this paragraph shall result in a forfeiture of the right to exercise the option with respect to any shares representing vested options that are not exercised.


             (c) Any option, which may be adjusted pursuant to paragraphs 8(b) or 13, granted under this Plan shall become exercisable as follows (or after the lapse of such additional period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof):

YEARS FOLLOWING GRANT DATE                     PERCENTAGE OF OPTION EXERCISABLE
--------------------------                    ----------------------------------
      one                                                     20%
      two                                                     40%
      three                                                   60%
      four                                                    80%
      five                                                   100%

            (d) The unexercised portion of any option shall automatically and without notice terminate and become null and void at the time the earliest of the following occurs:

                  (1) The expiration of ten (10) years from the Grant Date; provided, however, that any option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any of its subsidiaries, shall expire five (5) years from the Grant Date;

                  (2) The expiration of thirty (30) days from the date of termination of the Optionee's employment with the Company or any subsidiary either voluntarily by the Optionee or by the Company without cause; provided that if the Optionee shall die during such thirty (30) day period, the provisions of subparagraph (3) below shall apply;

                  (3) The expiration of six (6) months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the thirty (30) day period following the date of termination of such employment, but not later than one year after the Optionee's death;

                  (4) The termination of the Optionee's employment with the Company for cause. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) the event the Optionee is indicted or convicted of a felony.

                  (5) The expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide upon the granting thereof.

      9.    EXERCISE OF OPTIONS.

            (a) Except as provided in subparagraph (b) below, the annual exercise period applicable to each option (the "Exercise Period") in any given year shall commence on the anniversary date of the Grant Date and end at the close of business on a date thirty (30) days thereafter for each year prior to the expiration of the option. After receiving notice from the Company of the beginning and ending dates of the Exercise Period, the Optionee (or Optionee's executors or administrators, as provided in paragraph 10) must give written notice to the Company of the intent to exercise and the number of shares to be purchased. In addition, the Optionee's written notice shall specify a business day during the Exercise Period for the payment in full in cash or shares of the Company's Common Stock for the shares being purchased pursuant to the Option. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

            (b) Within thirty (30) days of leaving the Company voluntarily or within thirty (30) days of the Company's termination of the Optionee's employment without cause, the Optionee must give written notice to the Company of the exercise of those shares which are exercisable or the

Optionee shall forfeit any rights to such shares. The written notice shall specify a business day not more than fifteen (15) days after the expiration of the thirty (30) days for the payment of the purchase price in cash or shares of the Company's Common Stock against delivery of the shares being purchased.

            (c) The Company shall cause certificates for any shares to be delivered to the Optionee or Optionee's executors or administrators within ten
(10) business days after the receipt of payment therefor.

      10. NONTRANSFERABILITY OF OPTIONS. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, he alone may exercise his options.

            In the event of the Optionee's death during his employment with the Company, or during the thirty (30) day period following the date of termination of such employment, Optionee's options shall thereafter be exercisable, as provided in paragraph 8(e)(3), only by Optionee's executors or administrators.

      11. RIGHTS OF OPTIONEE. Neither the Optionee nor Optionee's executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

      12. RIGHT TO TERMINATE EMPLOYMENT. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its parent or subsidiary corporations, or to interfere with the right of the Company or its parent or subsidiary corporations to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant Optionee shall have only such rights and interests as are expressly provided herein.

      13.   CHANGE IN CONTROL; ANTIDILUTION.

            (a) Notwithstanding any provision of the Plan to the contrary, each outstanding Option granted hereunder shall become and remain exercisable in full for its term,

                  (1) on the date 10 days prior to the record date for a meeting of shareholders of the Company called for the purpose of voting upon any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) pursuant to which the Company would become a subsidiary of another corporation or merged or consolidated with or into another corporation, or would engage in an exchange of shares with another corporation, or substantially all of the assets of the Company would be sold to or acquired by another person, corporation or group of associated persons acting in concert; or

                  (2) on the date upon which any person, corporation or group of associated persons acting in concert, excluding any persons who have then been owners of 10% or more of the Common Stock of the Company for a continuous period of at least ten (10) years, becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than 50% of the votes then entitled to be cast at a meeting for the purpose of electing Directors of the Company; or

                  (3) on the date upon which the persons who are members of the Board of Directors of the Company as of the effective date of the Plan (the "Original Directors"), cease to constitute a majority of the Board of Directors; provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director for all purposes of this paragraph 13(a)(3).

The Company shall use its best efforts to notify each holder of an option of his rights under this paragraph 13(a) within a reasonable period of time prior to the date or effective date of any transaction or event described above.

            (b) In the event that the Common Stock of the Company subject to options granted hereunder is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, exchange of shares, other reorganization, recapitalization, reclassification, combination of shares, stock split-ups or stock dividends,

                  (1) the aggregate number and kind of shares subject to outstanding options granted hereunder shall be adjusted appropriately;

                  (2) rights under outstanding options granted hereunder, both as to the number of subject shares and with respect to options, the option price, shall be adjusted appropriately;

                  (3) where dissolution or liquidation of the Company is involved, each outstanding option granted hereunder shall terminate, but the holder of an option shall have the right, immediately prior to such dissolution or liquidation to exercise his option in full, notwithstanding the provisions of paragraph 8 (but subject to the other terms and conditions of this Plan) and the Company shall notify each holder of an option of such right within a reasonable period of time prior to any such dissolution or liquidation; and

                  (4) where any merger, consolidation or exchange of shares is involved from and after the effective time of such merger, consolidation or exchange of shares, each holder of an option shall be entitled, upon exercise of his option in accordance with all of the terms and conditions of this Plan, to receive in lieu of Common Stock of the Company, shares of such stock or other securities or consideration as the holders of Common Stock of the Company received pursuant to the terms of the merger, consolidation or exchange of shares.

The adjustments contained in clauses (1), (2), (3) and (4) of this subsection
(b) and the manner of application of such provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

      14. FORM OF AGREEMENTS WITH OPTIONEES. Each option granted under this Plan shall be substantially in the form annexed hereto as Exhibit "A" which such modifications or additions, not inconsistent with the provisions of this Plan as the Committee shall provide.

      15. LEGALITY. The obligation of the Company to issue shares upon the exercise of an option shall be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 (the "1934 Act"), state securities laws, rules and regulations under any of the foregoing, and applicable requirements of any securities exchange upon which the Company's securities are listed.

            Prior to such time as an option granted under this Plan may be exercised, if the Company is registered under the 1934 Act, the Company shall register the Common Stock subject to the Plan with the Securities and Exchange Commission on Form S-8, or such form as then applicable.

      16. LIMITATION ON AMOUNT OF OPTIONS. In no event shall the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable by an Employee for the first time during any calendar year (under all incentive stock option plans of the Company) exceed $100,000 or such other amount which is permissible under the Internal Revenue Code of 1986, as it may be amended.

      17. INVALID PROVISIONS. In the event that any provision of this Plan document is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      18. APPLICABLE LAW. THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

      19. SUCCESSORS AND ASSIGNS. This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

      20. EFFECTIVE DATE OF PLAN. The amendments to the 1994 Incentive Stock Option Plan shall become effective upon their adoption by the Board of Directors of the Company; subject, however, to their approval by the Company's shareholders after the date of such adoption. No option granted after the adoption of these amendments may be exercised prior to approval of the amendments by the stockholders of the Company.

                                  EXHIBIT "A"

                               ALAMO GROUP INC.

                            STOCK OPTION AGREEMENT

This Stock Option Agreement is made between Alamo Group Inc., a Delaware corporation (the "Company"), and __________________________(the "Optionee"),
pursuant to the Company's Amended and Restated 1994 Incentive Stock Option Plan (the "Plan"), incorporated by reference herein. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Plan. The Company and the Optionee agree as follows:

      1. The Company hereby grants to the Optionee on the terms and conditions of this Agreement the right and the option to purchase all or any part of __________________________ shares of the Company's Common Stock at a purchase price of $_________ per share. The grant shall have an effective date as of ______________ ("Grant Date").

      2. The option granted herein shall be exercisable according to the provisions of the Plan and this Agreement as provided in Annex 1.

      3. The unexercised portion of any option shall automatically and without notice terminate and become null and void at the time the earliest of the following occurs:

            (a) The expiration of ten (10) years from the Grant Date; provided, however, that any option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any of its subsidiaries, shall expire five (5) years from the Grant Date;

            (b) The expiration of thirty (30) days from the date of termination of the Optionee's employment with the Company or any subsidiary either voluntarily by the Optionee or by the Company without cause; provided that if the Optionee shall die during such thirty (30) day period, the provisions of subparagraph (c) below shall apply;

            (c) The expiration of six (6) months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the thirty (30) day period following the date of termination of such employment, but not later than one year after the Optionee's death;

            (d) The termination of the Optionee's employment with the Company for cause. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) in the event the Optionee is indicted or convicted of a felony.

            (e) The expiration of such period of time or the occurrence of such event as the Board, in its discretion, may provide upon the granting thereof.

      4. (a) Except as provided in subparagraph (b) below, the annual exercise period applicable to each option (the "Exercise Period") in any given year shall commence on the anniversary date of the Grant Date and end at the close of business on a date thirty (30) days thereafter for each year prior to the expiration of the option. After receiving notice from the Company of the beginning and ending dates of the Exercise Period, the Optionee (or Optionee's executors or administrators, as provided in the Plan) must give written notice to the Company of the intent to exercise and the number of shares to be purchased. In addition, the Optionee's written notice shall specify a business day during the Exercise Period for the payment in full in cash or shares of the Company's Common Stock for the shares being purchased pursuant to the Option. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

            (b) Within thirty (30) days of leaving the Company voluntarily or within thirty (30) days of the Company's termination of the Optionee's employment without cause, the Optionee must give written notice to the Company of the exercise of those shares which are exercisable or the Optionee shall forfeit any rights to such shares. The written notice shall specify a business day not more than fifteen (15) days after the expiration of the thirty (30) days for the payment of the purchase price in cash or shares of the Company's Common Stock against delivery of the shares being purchased.

            (c) The Company shall cause certificates for any shares to be delivered to the Optionee or Optionee's executors or administrators within ten
(10) business days after the receipt of payment therefore.

      5. Neither the Optionee nor Optionee's executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to this option until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

      6. The option granted herein shall not be transferable by the Optionee other than pursuant to a qualified domestic relations order or to Optionee's executors or administrators by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by Optionee.

      7. In the event of the Optionee's death during Optionee's employment with the Company, or during the thirty (30) day period following the date of termination of such employment, this option shall thereafter be exercisable, as provided in paragraph 3(c) above and paragraph 8 of the Plan, only by Optionee's executors or administrators.

      8. In the event of any stock split, stock dividend, reclassification, or capitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of this option is outstanding but unexercised, the Board appointed under the Plan shall make such adjustments in the character and number of shares subject to such unexercised portion of this option, and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to this option immediately prior to such change; provided that no adjustment shall give the Optionee any additional benefits under this option.

            If the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new option for this option, or to assume this option, in order to make the new option, as nearly as may be practicable, equivalent to this option.

      9. The Optionee agrees that the obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

            Prior to such time as this option may be exercised, if the Company is registered under the 1934 Act, the Company shall register the Common Stock subject to the Plan with the Securities and Exchange Commission on Form S-8, or such form as then applicable.

      10. As used herein, the term "employment with the Company" shall include employment with the Company or with any of its subsidiaries.

      11. It is understood and agreed that this option has been granted subject to approval of the 1994 Incentive Stock Option Plan by the stockholders of the Company after the date of adoption of the Plan by the Board and that notwithstanding any other provision hereof, this option may not be exercised, in whole or in part, unless and until such approval has been obtained.

      IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on this _____ day of ________________, _____.

                                    ALAMO GROUP INC.

                                    By: _____________________________________
                                    Its:  ___________________________________
ATTEST:

__________________________
      Secretary

                                    ACCEPTED AND AGREED TO:

                                    _________________________________________
                                    Optionee

      ANNEX 1:


      The option granted herein shall become exercisable as follows:

            (a) After the expiration of one (1) year following the Grant Date, the Optionee shall have the right to exercise up to twenty percent (20%) of the total shares granted under this Option; provided, however, that any exercise of less than five percent (5%) of the total shares covered under this Option must be for a number of shares equal to either one percent (1%), two percent (2%), three percent (3%), or four percent (4%) of the total number of shares granted hereunder.

            (b) After the expiration of one (1) year following the Grant Date, should the Optionee exercise this option for a number of shares equal to less than five percent (5%) of the total number of shares granted hereunder, then this option shall be retroactively adjusted downward to an amount of shares equal to the total number of shares covered hereby on the Grant Date multiplied by the percent exercised divided by five percent (5%). For instance, if an Optionee elects to exercise only four percent (4%) of the Optionee's original part of 10,000 shares in the Exercise Period as defined in the Plan, the Optionee's original grant shall be reduced to 8,000 shares (10,000 X 4%/5%)). After the expiration of each year following the expiration of one (1) year from the Grant Date, an annual exercise during the Exercise Period as defined in the Plan of a number of shares equal to less than five percent (5%) of the number of shares granted under this option shall result in a forfeiture of the right to exercise this option with respect to any shares representing vested options that are not exercised.

            (c) Any option, which may have been adjusted pursuant to paragraphs 8(b) or 13 of the Plan, granted under the Plan shall become exercisable as follows (or after the lapse of such additional period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof):

YEARS FOLLOWING GRANT DATE                     PERCENTAGE OF OPTION EXERCISABLE
--------------------------                     --------------------------------
      one                                                     20%
      two                                                     40%
      three                                                   60%
      four                                                    80%
      five                                                   100%

PROXY

                                ALAMO GROUP INC.


                 PROXY FOR 1999 SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Alamo Group Inc. to be held at 8:30 a.m. on the 6th floor of the Bank of America Plaza, 300 Convent Street, San Antonio, Texas, Tuesday, August 31, 1999 on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated July 30, 1999 is acknowledged.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


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                              FOLD AND DETACH HERE

                                                         Please mark
                                                         your votes as    [X]
                                                         indicated in
                                                         this example

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

ITEM 1 - To approve the Company's 1999 Non-Qualified Stock Option Plan.


           [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


ITEM 2 - To approve the Company's Amended and Restated 1994 Incentive Stock Option Plan.


           [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


ITEM 3 - In their discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

In the absence of such direction the proxy will be voted FOR the Proposal set forth in Item 1 and FOR the Proposal set forth in Item 2.


                                              I PLAN TO ATTEND THE MEETING   [ ]

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                                 -----  (Sign exactly as name(s) appears at
                                     | left. If shares are held jointly, each | holder should sign. If signing for | estate, trust or corporation, title or
                                        capacity should be stated.)


                                        Please date, sign and return this Proxy
                                        in the enclosed business envelope.

                                        Date:_____________________________, 1999

                                        ________________________________________

                                        ________________________________________
                                               (Signature if held jointly)


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                              FOLD AND DETACH HERE